                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           THE FIRST ISRAEL FUND, INC.
                  ---------------------------------------------

                (Name of Registrant as Specified in Its Charter)
                  ---------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies: N/A
    (2) Aggregate number of securities to which transaction applies: N/A
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
    (4) Proposed maximum aggregate value of transaction: N/A
    (5) Total fee paid: N/A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, JANUARY 13, 2004
                               -----------------

TO THE SHAREHOLDERS OF
  THE FIRST ISRAEL FUND, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The First Israel Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Tuesday, January 13, 2004 commencing at 2:00 p.m., New York time, for the following purposes:

        (1) To elect one (1) director of the Fund.

        (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

    The close of business on November 28, 2003 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy materials are first being mailed on or about December 1, 2003.

                                          By order of the Board of Directors,

                                          /s/ Michael A. Pignataro

                                                   MICHAEL A. PIGNATARO
                                                        SECRETARY

Dated: December 1, 2003
New York, New York

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                          THE FIRST ISRAEL FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017
                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, JANUARY 13, 2004
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The First Israel Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Tuesday, January 13, 2004 commencing at 2:00 p.m., New York time, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator") or Georgeson Shareholder Communications Inc. ("Georgeson"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee not to exceed $5,000 and will be reimbursed for its reasonable out-of-pocket expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of Georgeson for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about December 1, 2003.

    The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of the Administrator is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Credit Suisse Asset Management Limited ("CSAM Limited"), located at Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England, serves as investment sub-adviser to the Fund.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended September 30, 2003 accompanies this Proxy Statement. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominee for director, and, in accordance with the judgment of the persons named in the Proxy on any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his or her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time such Proxy is voted.

    A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" or "AGAINST" any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (which are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Approval of Proposal 1 will require the affirmative vote of a plurality of votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, November 28, 2003, there were 4,259,295 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order for your Shares to be represented at the Meeting, you are requested to:

    -- indicate your instructions on the Proxy;

    -- date and sign the Proxy;

    -- mail the Proxy promptly in the enclosed envelope;

    -- allow sufficient time for the Proxy to be received on or before 2:00 p.m. on January 13, 2004.

                        PROPOSAL 1: ELECTION OF DIRECTOR

    The only proposal to be submitted at the Meeting will be the election of one
(1) director of the Fund to hold office for the term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    George W. Landau, a director whose current term expires on the date of this Meeting, has been nominated for a three-year term to expire at the 2007 Annual Meeting of Shareholders. Mr. Landau currently serves as a director of the Fund.

    Mr. Landau has indicated an intention to continue to serve if elected provided that the Nominating Committee continues to waive the normal retirement age on an annual basis. Mr. Landau has consented to being named in this Proxy Statement.

    The following tables set forth certain information regarding the nominee for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
       NAME, ADDRESS AND AGE             FUND                TIME SERVED               PAST FIVE YEARS         DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
NOMINEE FOR INDEPENDENT DIRECTOR:
George W. Landau ..................  Director;     Since 1995; current term ends at  Senior Advisor,               5
c/o Credit Suisse Asset              Nominating    the 2004 annual meeting           Latin America, The
Management, LLC                      and Audit                                       Coca-Cola Company
466 Lexington Avenue                 Committee                                       since 1988
New York, New York                   Member
10017-3140
Age: 83

INDEPENDENT DIRECTORS:
Enrique R. Arzac ..................  Director;     Since 1996; current term ends at  Professor of Finance          8
c/o Credit Suisse Asset              Nominating    the 2006 annual meeting           and Economics,
Management, LLC                      and Audit                                       Graduate School of
466 Lexington Avenue                 Committee                                       Business, Columbia
New York, New York 10017-3140        Member                                          University since
Age: 62                                                                              1971

Jonathan W. Lubell ................  Director;     Since 1992; current term ends at  Partner, Van Lierop           1
Van Lierop & Burns                   Nominating    the 2005 annual meeting           & Burns since 2003;
320 Convent Avenue                   and Audit                                       Partner, Morrison
New York, New York 10031             Committee                                       Cohen Singer &
Age: 74                              Member                                          Weinstein from 1989
                                                                                     to 2003

Steven N. Rappaport ...............  Director;     Since 1992; current term ends at  Partner of Lehigh            45
Lehigh Court, LLC                    Nominating    the 2005 annual meeting           Court, LLC and RZ
40 East 52nd Street                  and Audit                                       Capital (private
New York, New York 10022             Committee                                       investment firms)
Age: 55                              Member                                          since July 2002;
                                                                                     Consultant to
                                                                                     SunGard Securities
                                                                                     Finance, Inc. from
                                                                                     February 2002 to
                                                                                     July 2002; President
                                                                                     of SunGard
                                                                                     Securities Finance,
                                                                                     Inc. from 2001 to
                                                                                     February 2002;
                                                                                     President of Loanet,
                                                                                     Inc. (on-line
                                                                                     accounting service)
                                                                                     from 1997 to 2001


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
       NAME, ADDRESS AND AGE             DIRECTOR
-----------------------------------  -----------------
NOMINEE FOR INDEPENDENT DIRECTOR:
George W. Landau ..................  Director of GAM
c/o Credit Suisse Asset              Funds, Inc.
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140
Age: 83
INDEPENDENT DIRECTORS:
Enrique R. Arzac ..................  Director of The
c/o Credit Suisse Asset              Adams Express
Management, LLC                      Company (a
466 Lexington Avenue                 closed-end
New York, New York 10017-3140        investment
Age: 62                              company);
                                     Director of
                                     Petroleum and
                                     Resources
                                     Corporation (a
                                     closed-end
                                     investment
                                     company)
Jonathan W. Lubell ................  None
Van Lierop & Burns
320 Convent Avenue
New York, New York 10031
Age: 74
Steven N. Rappaport ...............  None
Lehigh Court, LLC
40 East 52nd Street
New York, New York 10022
Age: 55

                                                                                                               NUMBER OF
                                                                                                             PORTFOLIOS IN
                                                                                                                 FUND
                                     POSITION(S)            TERM OF OFFICE                PRINCIPAL             COMPLEX
                                      HELD WITH             AND LENGTH OF            OCCUPATION(S) DURING     OVERSEEN BY
       NAME, ADDRESS AND AGE             FUND                TIME SERVED               PAST FIVE YEARS         DIRECTOR
-----------------------------------  ------------  --------------------------------  --------------------  -----------------
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........  Director      Since 1997; current term ends at  Co-Managing Partner,         50
Steinberg Priest & Sloane Capital                  the 2006 annual meeting           Steinberg Priest &
Management, LLC                                                                      Sloane Capital
12 East 49th Street                                                                  Management, LLC
12th Floor                                                                           since March 2001;
New York, New York 10017                                                             Chairman and
Age: 62                                                                              Managing Director of
                                                                                     CSAM from 2000 to
                                                                                     February 2001, Chief
                                                                                     Executive Officer
                                                                                     and Managing
                                                                                     Director of CSAM
                                                                                     from 1990 to 2000


                                           OTHER
                                       DIRECTORSHIPS
                                          HELD BY
       NAME, ADDRESS AND AGE             DIRECTOR
-----------------------------------  -----------------
INTERESTED DIRECTOR:
William W. Priest, Jr.* ...........  Director of Globe
Steinberg Priest & Sloane Capital    Wireless, L.L.C.
Management, LLC                      (a maritime
12 East 49th Street                  communications
12th Floor                           company);
New York, New York 10017             Director of
Age: 62                              InfraRedX (a
                                     medical device
                                     company)

                                                                                                              PRINCIPAL
                                                                                                         OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE         POSITION(S) HELD WITH FUND       LENGTH OF TIME SERVED                PAST FIVE YEARS
-----------------------------------  --------------------------  --------------------------------  --------------------------------
OFFICERS:
Joseph D. Gallagher ...............  Chairman of the Fund,       Since 2003                        Managing Director and Chief
Credit Suisse Asset                  Chief Executive Officer                                       Executive Officer of CSAM since
Management, LLC                      and President                                                 2003; Global Chief Financial
466 Lexington Avenue                                                                               Officer, Credit Suisse Asset
New York, New York 10017-3140                                                                      Management since 1999; Chief
Age: 40                                                                                            Executive Officer and Director
                                                                                                   of Credit Suisse Asset
                                                                                                   Management Limited, London,
                                                                                                   England, from June 2000 to 2003;
                                                                                                   Director of Credit Suisse Asset
                                                                                                   Management Funds (UK) Limited,
                                                                                                   London, England, from June 2000
                                                                                                   to 2003; Managing Director,
                                                                                                   Head -- Asian Corporate Finance
                                                                                                   and M&A, Credit Suisse First
                                                                                                   Boston, Hong Kong, China, from
                                                                                                   January 1998 to May 1999;
                                                                                                   Officer of other Credit Suisse
                                                                                                   Funds

Yaroslaw Aranowicz ................  Chief Investment Officer    Since 2003                        Vice President of CSAM;
Credit Suisse Asset                                                                                Associated with CSAM since 1998;
Management, LLC                                                                                    Officer of other Credit Suisse
466 Lexington Avenue                                                                               Funds
New York, New York 10017-3140
Age: 40

Hal Liebes ........................  Senior Vice President       Since 1997                        Managing Director and Global
Credit Suisse Asset                                                                                General Counsel of CSAM;
Management, LLC                                                                                    Associated with CSAM since 1997;
466 Lexington Avenue                                                                               Officer of other Credit Suisse
New York, New York 10017-3140                                                                      Funds
Age: 39

                                                                                                              PRINCIPAL
                                                                                                         OCCUPATION(S) DURING
       NAME, ADDRESS AND AGE         POSITION(S) HELD WITH FUND       LENGTH OF TIME SERVED                PAST FIVE YEARS
-----------------------------------  --------------------------  --------------------------------  --------------------------------
Michael A. Pignataro ..............  Chief Financial Officer     Since 1993                        Director and Director of Fund
Credit Suisse Asset                  and Secretary                                                 Administration of CSAM;
Management, LLC                                                                                    Associated with CSAM since 1984;
466 Lexington Avenue                                                                               Officer of other Credit Suisse
New York, New York 10017-3140                                                                      Funds
Age: 44

Rocco A. Del Guercio ..............  Vice President              Since 1997                        Vice President and
Credit Suisse Asset                                                                                Administrative Officer of CSAM;
Management, LLC                                                                                    Associated with CSAM since 1996;
466 Lexington Avenue                                                                               Officer of other Credit Suisse
New York, New York 10017-3140                                                                      Funds
Age: 40

Robert M. Rizza ...................  Treasurer                   Since 1999                        Assistant Vice President of CSAM
Credit Suisse Asset                                                                                since January 2001; Associated
Management, LLC                                                                                    with CSAM since 1998; Officer of
466 Lexington Avenue                                                                               other Credit Suisse Funds
New York, New York 10017-3140
Age: 37

----------------
* Mr. Priest is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he provided consulting services to CSAM within the last two years.

    Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each director.

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                       DIRECTOR IN CSAM FAMILY OF
                                DOLLAR RANGE OF EQUITY SECURITIES         CLOSED-END INVESTMENT
NAME OF DIRECTOR OR NOMINEE            IN THE FUND*(1)(2)                   COMPANIES*(1)(3)
---------------------------            ------------------                   ----------------
Nominee for Director:
George W. Landau .............               C                                   D
Independent Directors:
Enrique R. Arzac .............               C                                   E
Jonathan W. Lubell ...........               B                                   B
Steven N. Rappaport ..........               C                                   C
Interested Director:
William W. Priest, Jr. .......               B                                   B

--------------
*   Key to Dollar Ranges:
      A. None
     B. $1 -- $10,000
     C. $10,001 -- $50,000
     D. $50,001 -- $100,000
     E. over $100,000
(1) This information has been furnished by each director as of September 30, 2003. "Beneficial Ownership" is determined in accordance with Rule
    16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.
(3) "CSAM Family of Closed-End Investment Companies" means those registered closed-end investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

    As of September 30, 2003, neither the independent nominee for election to the Board of the Fund, nor the other independent directors nor their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

    During the fiscal year ended September 30, 2003, each director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended September 30, 2003 to all such unaffiliated directors was $36,500. Each director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

    During the fiscal year ended September 30, 2003, the Board convened six times. Each director, with the exception of Mr. Priest, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a director.

    Messrs. Arzac, Rappaport, Landau and Lubell constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund and who are independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards). The Audit Committee convened once during the fiscal year ended September 30, 2003. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of directors who are not interested persons of the Fund. The Nominating Committee did not meet during the fiscal year ended September 30, 2003. The Nominating Committee selects and nominates new independent directors. At a meeting of the Nominating Committee held on November 21, 2003, the Nominating Committee nominated Mr. Landau for a 3 year term and decided to waive the normal retirement age of 72 for Messrs. Landau and Lubell. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Fund. The Fund does not have a compensation committee. On December 13, 2002, the Board constituted a special committee composed of Mr. Rappaport and Mr. Arzac to consider matters it considers relevant to the future of the Fund in light of current market considerations and various other matters. The committee monitors these matters on an ongoing basis and will report to the full Board from time to time, including making recommendations, if any, as it deems appropriate.

                             AUDIT COMMITTEE REPORT

    Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing annual financial statements, recommending the selection of the Fund's independent auditors and overseeing the Fund's internal controls. The Fund's Audit Committee Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent auditors are responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The Audit Committee has met with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended September 30, 2003. The Audit Committee has also met with the Fund's independent auditors, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the Securities and Exchange Commission's (the "SEC") independence rules delineating relationships between the independent auditors and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent auditors. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2003 Annual Report to Shareholders for the fiscal year ended September 30, 2003 and be mailed to shareholders and filed with the SEC.

       SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                George W. Landau
                               Jonathan W. Lubell
                              Steven N. Rappaport

                              INDEPENDENT AUDITORS

    At a meeting held on November 21, 2003, the Board, including the independent directors, approved the selection of PwC for the fiscal year ending
September 30, 2004. PwC has been the Fund's independent auditors since the Fund commenced operations and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

    The following table shows the aggregate fees PwC billed to the Fund, to CSAM and to any entity controlling, controlled by or under common control with CSAM that provides services to the Fund for their professional services rendered for the fiscal year ended September 30, 2003.

                                                  CSAM AND
                                   FUND      CERTAIN AFFILIATES
                                -----------  ------------------
Audit Fees                        $51,000         $      0
Financial Information Systems
Design and Implementation Fees          0                0
All Other Fees                    $34,000*        $738,000**

----------------
* Fees are comprised of: (1) $20,500 in tax services in connection with review of excise tax calculations and review and signing of applicable tax returns in the U.S. and in Israel; (2) $8,500 related to an attest exam performed in connection with compliance with the Fund's tax covenants with the Commissioner of Income Tax & Property Tax in Israel; and (3) $5,000 related to agreed upon procedures in connection with the Fund's semiannual reporting.
** Fees are comprised of: (1) $312,000 in connection with expatriate tax consulting services, (2) $176,000 in connection with other tax related services and (3) $250,000 in connection with financial statement audits.

                                  COMPENSATION

    The following table shows certain compensation information for the directors for the fiscal year ended September 30, 2003. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                    TOTAL
                                              COMPENSATION FROM
                                                  FUND AND
                                 AGGREGATE      FUND COMPLEX
                                COMPENSATION       PAID TO
NAME OF DIRECTOR                 FROM FUND       DIRECTORS*
----------------                ------------  -----------------
Independent Directors:
Enrique R. Arzac .............     $8,500          $81,000
George W. Landau .............      8,500           41,000
Jonathan W. Lubell ...........      7,500            7,500
Steven N. Rappaport ..........      8,500           78,142
Interested Director:
William W. Priest, Jr. .......      3,500           53,938

----------------
* 51 funds comprise the Fund Complex. See the "Directors" table for the number of funds each director serves.

    THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEE FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                               NUMBER OF SHARES     PERCENT
NAME AND ADDRESS                                              BENEFICIALLY OWNED   OF SHARES
----------------                                              ------------------  ------------
President and Fellows of Harvard College* ..................         759,601         17.80%
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210
City of London Investment Group PLC** ......................         450,708         10.58%
  10 Eastcheap
  London EC3M 1LX
  England

--------------

*   As stated in Schedule 13G filed with the SEC on February 12, 2003.

**  As stated in Schedule 13G filed with the SEC on July 2, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

    Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended September 30, 2003, all filing requirements applicable to such persons were complied with except for the following:

    Jonathan W. Lubell: Form 4s were not timely filed to report the disposition of shares on December 31, 2002, May 7, 2003, and August 1, 2003. A Form 4A was filed on November 26, 2003 to report these transactions.

    Laurence R. Smith: A Form 3 was not timely filed to report his appointment as Chairman of the Fund, President and Interim Chief Investment Officer on
May 13, 2002. A Form 3 and Form 3A were filed on June 10, 2003 to report this event.

SHAREHOLDER PROPOSALS

    Pursuant to Rule 14a-8 under the 1934 Act, for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2005 annual meeting of shareholders, the shareholder proposal must be received by the Fund a reasonable time before the Fund begins to print and mail its proxy materials for the 2005 annual meeting which is expected to be on or about January 21, 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

    Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or
(iii) otherwise properly brought before the meeting by a shareholder.

    For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to or mailed and received at The First Israel Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, NY 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

    Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

    The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2005 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

    Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE FIRST ISRAEL FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE WEBSITE OF CREDIT SUISSE ASSET MANAGEMENT, LLC AT WWW.CSAM-AMERICAS.COM. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                           THE FIRST ISRAEL FUND, INC.

              ------------------------------------------------------------------

                                                 JANUARY 13, 2004

3917-PS-04

                           THE FIRST ISRAEL FUND, INC.

                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                               NEW YORK, NY 10017

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Messrs. Hal Liebes and Michael A. Pignataro, and each of them separately, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The First Israel Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on Tuesday, January 13, 2004, and at any adjournments thereof.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE IN PROPOSAL 1.


1. ELECTION OF THE FOLLOWING NOMINEE AS DIRECTORS:

   NOMINEES: (01) George W. Landau
   / / FOR nominee listed above

                                                                      MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
   / / WITHHOLD AUTHORITY to vote for nominee listed above

   (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
   NOMINEE, STRIKE A LINE THROUGH SUCH INDIVIDUAL'S NAME ABOVE.)
                                                                      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                                                                      DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
                                                                      DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                                                                      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                                      USING THE ENCLOSED ENVELOPE.

                                                                      Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as
                                                                      attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_____________________________ Date: _______________________ Signature:_____________________________ Date:________________